Exhibit 4.1





___________________________________________________________________________





                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT

                                   dated as of

                                December 15, 2000

                                     between

                            HERSHEY FOODS CORPORATION

                                       and

                          MELLON INVESTOR SERVICES LLC,

                                 as Rights Agent



____________________________________________________________________________

                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT

                                Table of Contents


                                                                                                      Page


ARTICLE I DEFINITIONS....................................................................................1

         1.1      DEFINITIONS............................................................................1
                  -----------


ARTICLE II THE RIGHTS....................................................................................9

         2.1      SUMMARY OF RIGHTS......................................................................9
                  -----------------

         2.2      LEGEND ON COMMON SHARES CERTIFICATES...................................................9
                  ------------------------------------

         2.3      EXERCISE OF RIGHTS; SEPARATION OF RIGHTS..............................................10
                  ----------------------------------------

         2.4      ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS.......................................12
                  -----------------------------------------------

         2.5      DATE ON WHICH EXERCISE IS EFFECTIVE...................................................13
                  -----------------------------------

         2.6      EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES.................13
                  ---------------------------------------------------------------------

         2.7      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE...................................14
                  ---------------------------------------------------

         2.8      MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES.............................15
                  ---------------------------------------------------------

         2.9      PERSONS DEEMED OWNERS.................................................................15
                  ---------------------

         2.10     DELIVERY AND CANCELLATION OF CERTIFICATES.............................................16
                  -----------------------------------------

         2.11     AGREEMENT OF RIGHTS HOLDERS...........................................................16
                  ---------------------------


ARTICLE III ADJUSTMENTS TO THE RIGHTS IN  THE EVENT OF CERTAIN TRANSACTIONS.............................17

         3.1      FLIP-IN...............................................................................17
                  -------

         3.2      FLIP-OVER.............................................................................19
                  ---------


ARTICLE IV THE RIGHTS AGENT.............................................................................20

         4.1      GENERAL...............................................................................20
                  -------

         4.2      MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.............................20
                  ---------------------------------------------------------

                                       ii

         4.3      DUTIES OF RIGHTS AGENT................................................................21
                  ----------------------

         4.4      CHANGE OF RIGHTS AGENT................................................................23
                  ----------------------


ARTICLE V  MISCELLANEOUS................................................................................24

         5.1      REDEMPTION............................................................................24
                  ----------

         5.2      EXPIRATION............................................................................24
                  ----------

         5.3      ISSUANCE OF NEW RIGHTS CERTIFICATES...................................................25
                  -----------------------------------

         5.4      SUPPLEMENTS AND AMENDMENTS............................................................25
                  --------------------------

         5.5      FRACTIONAL SHARES.....................................................................26
                  -----------------

         5.6      RIGHTS OF ACTION......................................................................26
                  ----------------

         5.7      HOLDER OF RIGHTS NOT DEEMED A STOCKHOLDER.............................................26
                  -----------------------------------------

         5.8      NOTICE OF PROPOSED ACTIONS............................................................26
                  --------------------------

         5.9      NOTICES...............................................................................27
                  -------

         5.10     SUSPENSION OF EXERCISABILITY..........................................................27
                  ----------------------------

         5.11     COSTS OF ENFORCEMENT..................................................................28
                  --------------------

         5.12     SUCCESSORS............................................................................28
                  ----------

         5.13     BENEFITS OF THIS AGREEMENT............................................................28
                  --------------------------

         5.14     DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS, ETC..............................28
                  ---------------------------------------------------------

         5.15     DESCRIPTIVE HEADINGS..................................................................28
                  --------------------

         5.16     GOVERNING LAW.........................................................................29
                  -------------

         5.17     COUNTERPARTS..........................................................................29
                  ------------

         5.18     SEVERABILITY..........................................................................29
                  ------------

                                       iii



                                    EXHIBITS

Exhibit A      Form of Rights Certificate for Common Stock
               (Together with Form of Election to Exercise)

Exhibit B      Form of  Certificate  of  Designation  and  Terms  of
               Series A Participating Preferred Stock

Exhibit C      Form of Certificate of Designation and Terms
               of Series B Participating Preferred Stock

                                       iv



                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT


                  STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this "Agreement"), dated as of December 15, 2000, between HERSHEY FOODS
CORPORATION,  a  Delaware  corporation  (the  "COMPANY"),  and  MELLON  INVESTOR
SERVICES  LLC, a New Jersey  limited  liability  company,  as Rights  Agent (the
"RIGHTS AGENT", which term shall include any successor Rights Agent hereunder).
                                   WITNESSETH:
                  WHEREAS, the Board of Directors of the Company has (a) authorized and declared a dividend of one right ("RIGHT") in respect of each share of Common Stock (as hereinafter defined) and Class B Common Stock (as hereinafter defined) held of record as of the close of business on December 26, 2000 (the "RECORD TIME") payable in respect of each such share at the Record
Time or, if applicable, upon certification by the New York Stock Exchange to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the "PAYMENT TIME") and (b) as provided in Section
2.4,  authorized  the  issuance  of one Right in respect of each share of Common
Stock and Class B Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section
5.3, each share of Common Stock and Class B Common Stock issued after the Separation Time;



          WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein;
and

                  WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights
Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

                  NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          1.1 DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:



     "ACQUIRING  PERSON" shall mean any Person who is or becomes the  Beneficial
Owner  of 15% or more of the  outstanding  shares  of  Common  Stock;  provided, however,  that the term  "Acquiring  Person" shall not include (i) Hershey Trust
Company,  a  Pennsylvania  corporation,  as trustee  for Milton  Hershey  School
(together with any successor or other validly appointed trustee,  the "Trustee")
and  Milton  Hershey  School  as  beneficiary  under  deed of trust  dated as of
November  15, 1909 between  Milton S.  Hershey and  Catherine S. Hershey and the
Hershey Trust Company,  or any Affiliates or Associates of the Trustee or Milton
Hershey School,  (ii) any Person who shall become the Beneficial Owner of 15% or more of the  outstanding  shares of  Common  Stock as the  result of  purchasing
Common  Shares  from the Trustee in its  capacity  as trustee or Milton  Hershey
School  (the "Trust  Shares") so long as at the time of such  purchase (a "Trust
Transaction"),  and after giving effect to such Trust  Transaction,  such Person does not become the Beneficial Owner of more than 35% of the voting power of all of the  outstanding  Common  Shares,  until such time  thereafter as such Person shall become the  Beneficial  Owner (other than (A) by means of a stock dividend or stock split or (B) as the result of a Trust  Transaction  after giving effect to which such Person does not Beneficially Own more than 35% of the voting power of all of the  outstanding  Common  Shares) of any  additional  shares of Common
Stock while such Person is, or as the result of which such Person  becomes,  the
Beneficial Owner of 15% or more of the outstanding shares of Common Stock, (iii)
any Person who is the Beneficial Owner of 15% or more of the outstanding  shares of Common  Stock on the date of this  Agreement,  or any Person who shall become the Beneficial Owner of 15% or more of the outstanding  Common Stock solely as a result of an  acquisition  by the Company of shares of Common Stock,  until such time  hereafter or thereafter as such Person shall become the  Beneficial  Owner
(other than (A) by means of a stock dividend or stock split or (B) as the result of a Trust  Transaction  after  giving  effect  to which  such  Person  does not
Beneficially  Own more than 35% of the  voting  power of all of the  outstanding
Common Shares) of any additional  shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial  Owner of 15% or more of the  outstanding  shares  of Common  Stock,  (iv) any  Person  who  becomes  the
Beneficial  Owner of 15% or more of the  outstanding  shares of Common Stock but who acquired Beneficial  Ownership of shares of Common Stock without any plan or intention  to seek or affect  control of the  Company,  if such Person  promptly divests,  or promptly  enters into an agreement with, and  satisfactory  to, the
Company, in its sole discretion,  to divest (without exercising or retaining any power,  including voting power, with respect to such shares),  sufficient shares
of  Common  Stock  (or  securities   convertible  into,   exchangeable  into  or
exercisable  for Common Stock) so that such Person  ceases to be the  Beneficial
Owner of 15% or more of the outstanding shares of Common Stock or (v) any Person who Beneficially  Owns shares of Common Stock  consisting  solely of one or more
(A) shares of Common Stock  Beneficially Owned pursuant to the grant or exercise of an option  granted to such  Person (an  "Option  Holder")  by the  Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or  securities  convertible into, exchangeable into or exercisable for Common

                                        2



Stock) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding Common Shares for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person.

     "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

     "AGREEMENT" shall have the meaning set forth in the Preamble.

     A Person shall be deemed the "BENEFICIAL  OWNER",  and to have  "BENEFICIAL
OWNERSHIP" of, and to "Beneficially Own", any securities as to which such Person or any of such  Person's  Affiliates or Associates is or may be deemed to be the beneficial  owner of pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such  Rules  are in  effect  on the  date  of  this  Agreement,  as  well as any securities  as to  which  such  Person  or any of such  Person's  Affiliates  or
Associates  has the right to become  Beneficial  Owner  (whether  such  right is exercisable  immediately  or only after the passage of time or the occurrence of conditions) pursuant to any agreement,  arrangement or understanding (other than customary  agreements  with and between  underwriters  and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights),  warrants or options, or otherwise;  provided,  however, that a Person shall not be deemed
the  "Beneficial   Owner",   or  to  have  "Beneficial   Ownership"  of,  or  to
"Beneficially  Own",  any  security (i) solely  because  such  security has been tendered  pursuant to a tender or  exchange  offer made by such Person or any of such Person's  Affiliates or Associates until such tendered security is accepted for  payment or  exchange  or (ii)  solely  because  such  Person or any of such
Person's  Affiliates or Associates has or shares the power to vote or direct the voting of such  security  pursuant  to a  revocable  proxy or  consent  given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company  registered under Section 12 of the
Exchange Act and pursuant to, and in accordance  with, the applicable  rules and regulations  under the Exchange Act,  except if such power (or the  arrangements relating  thereto) is then  reportable  under Item 6 of  Schedule  13D under the
Exchange Act (or any similar  provision of a  comparable  or successor  report).
Notwithstanding  the  foregoing,  no officer or director of the Company shall be deemed to  Beneficially  Own any securities of any other Person by virtue of any actions such officer or director  takes in such  capacity.  For purposes of this
Agreement,  in determining  the percentage of the  outstanding  shares of Common
Stock with respect to which a Person is

                                        3

the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

     "CLASS B COMMON STOCK" shall mean the shares of Class B Common Stock, par value $1.00 per share, of the Company.

     "CLOSE OF BUSINESS"  on any given date shall mean 5:00 p.m.  New York,  New
York time on such date or, if such date is not a  Business  Day,  5:00 p.m.  New
York, New York time on the next succeeding Business Day.

     "COMMON  SHARES"  shall mean the shares of Common  Stock and Class B Common
Stock.

      "COMMON STOCK" shall mean the shares of Common Stock, par value $1.00 per share, of the Company.


     "COMPANY" shall have the meaning set forth in the preamble.

     "ELECTION TO EXERCISE" shall have the meaning set forth in Section 2.3(d) hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "EXCHANGE  RATIO"  shall have the meaning set forth in Section
3.1(c) hereof.

                  "EXCHANGE TIME" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c) hereof.

                  "EXERCISE PRICE" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole
Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $270.

                  "EXPANSION FACTOR" shall have the meaning set forth in Section
2.4(a) hereof.

                  "EXPIRATION  TIME" shall mean the earliest of (i) the Exchange
Time, (ii) the Redemption Time, (iii) the Close of Business on the tenth anniversary of the date of this Agreement, unless extended by action of the Board of Directors (in which case the applicable time shall be the time at which it has been so extended) and (iv) immediately

                                        4


     prior to the effective time of a consolidation, merger or statutory share exchange effective pursuant to an agreement to which the Company is a party that does not constitute a Flip-over Transaction or Event.

                  "FLIP-IN DATE" shall mean any Stock Acquisition Date or such later date and time as the Board of Directors of the Company may fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

                  "FLIP-OVER  ENTITY," for  purposes of Section 3.2,  shall mean
(i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which any Common
Shares are being converted or exchanged and, if no such securities are being issued, the other Person to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or (B) operating income or cash flow being transferred in such Flip-over
Transaction or Event, provided in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity shall be the Flip-over Entity.

                  "FLIP-OVER STOCK" shall mean, as applicable, (i) preferred stock (the "SERIES A FLIP-OVER STOCK") with terms substantially identical to the Preferred Stock, including, without limitation, conversion terms such that the preferred stock can be converted into a series of preferred stock with terms substantially identical to the Series B Preferred Stock and with a Reference
Package comprised of an equity security ("REFERENCE SECURITY") that prior to the Flip-over Transaction had the greatest voting power in respect of the election of directors (or other persons similarly responsible for the direction of the business and affairs of the Flip-over Entity) but, after the Flip-over
Transaction, is second in voting power only to the equity security referred to in clause (ii) below and (ii) a series of preferred stock substantially identical to the Series B Preferred Stock, including without limitation, conversion terms such that the preferred stock can be converted into the Reference Security referred to in clause (i) above and with a Reference Package comprised of an equity security identical to that of the Class B Common Stock, including the voting provisions.

                  "FLIP-OVER TRANSACTION OR EVENT" shall mean a transaction or series of transactions on or after a Flip-in Date in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, at the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 90% or more of the outstanding shares each of the Common Stock and, to the extent it then exists, the Class B Common Stock or controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of Common Stock or Class B Common Stock, as the case may be, in such consolidation, merger or statutory share exchange relating to the Acquiring
Person is not identical to the

                                        5


     terms and arrangements relating to other holders of the Common Stock or Class B Common Stock, as the case may be, or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned
Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person controls the Board of Directors of the Company. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Company's
Board of Directors when, on or following a Stock Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition
Date shall cease to constitute a majority of the Company's Board of Directors.

                  "MARKET PRICE" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities
(determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, HOWEVER, that if any event described in Section 2.4 hereof, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc.
or, if the  securities  are not  listed or  admitted  to trading on the New York
Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the National Association of Securities
Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; PROVIDED, HOWEVER, that if on any such date the securities are not listed or admitted to trading on a

                                        6


national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.


                  "OPTION HOLDER" shall have the meaning set forth in the definition of Acquiring Person.

                  "PAYMENT TIME" shall have the meaning set forth in the Recitals.

                  "PERSON" shall mean any individual, firm, partnership, limited liability company, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.

                  "PREFERRED  STOCK"  shall  mean  the  Series  A  Participating
Preferred Stock, par value $1.00 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

                  "RECORD TIME" shall have the meaning set forth in the Recitals.

                  "REDEMPTION  PRICE"  shall  mean an  amount  equal to one cent
($0.01).

                  "REDEMPTION TIME" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1 hereof.

                  "REFERENCE PACKAGE" with respect to the Preferred Stock, shall have the meaning set forth in the Certificate of Designation in substantially the form set forth in Exhibit B hereto appropriately completed and, with respect to the Series B Preferred Stock, shall have the meaning set forth in the Certificate of Designation in substantially the form set forth in Exhibit C hereto appropriately completed.

                  "RIGHT" shall have the meaning set forth in the Recitals.

                  "RIGHTS AGENT" shall have the meaning set forth in the Preamble.

                  "RIGHTS  CERTIFICATE"  shall  have the  meaning  set  forth in
Section 2.3(c) hereof.

                  "RIGHTS  REGISTER" shall have the meaning set forth in Section
2.7(a) hereof.

                  "SEPARATION TIME" shall mean the earlier of (i) the Close of Business on the tenth Business Day (or such later date as the Board of Directors of the Company may

                                        7



from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person and (ii) the time of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation
Time being prior to the Payment Time, the  Separation  Time shall be the Payment
Time and provided further, that if any tender or exchange offer referred to in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any Common Shares in connection therewith, such offer shall be deemed, for purposes of this paragraph, never to have been made.

          "SERIES A FLIP-OVER STOCK" shall have the meaning set forth in the definition of Flip-over Stock.

          "SERIES B  PREFERRED  STOCK"  shall  mean the  Series B  Participating
     Preferred Stock, par value $1.00 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit C hereto appropriately completed.

          "Stock Acquisition Date" shall mean the earlier of (i) the first date on which there shall be a public announcement by the Company (by any means)
     that a Person has become an Acquiring Person or (ii) the date and time on which any Acquiring Person becomes the Beneficial Owner of more than 35% of the voting power of all of the outstanding Common Shares.

                  "Subsidiary"   of  any   specified   Person   shall  mean  any
corporation  or other  entity of which a  majority  of the  voting  power of the equity  securities  or a  majority  of the  equity  or  membership  interest  is
Beneficially Owned, directly or indirectly, by such Person.

     "TRADING DAY," when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New
York Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

     "Trustee"  shall have the meaning set forth in the  definition of Acquiring
Person.

     "TRUST SHARES" shall have the meaning set forth in the definition of Acquiring Person.


                                        8



     "TRUST TRANSACTION" shall have the meaning set forth in the definition of Acquiring Person.

                                   ARTICLE II

                                   THE RIGHTS

2.1 SUMMARY OF RIGHTS. As soon as practicable after the Record Time, the Company will mail a letter, that incorporates by reference the terms of this Agreement, to each holder of record of Common Shares as of the Record Time, at such holder's address as shown by the records of the Company.

2.2 LEGEND ON COMMON SHARES CERTIFICATES. Certificates for the Common Shares issued after the Payment Time but prior to the Separation Time shall evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

         Until the Separation Time (as defined in the Rights Agreement  referred to below),  this  certificate  also  evidences  and entitles the holder hereof to certain Rights as set forth in a Rights  Agreement,  dated as of  December  15, 2000 (as such may be amended  from time to time,  the
         "Rights Agreement"),  between Hershey Foods Corporation (the "Company")
         and the  Rights  Agent  named  therein,  the terms of which are  hereby incorporated  herein by reference and a copy of which is on file at the
         principal   executive   offices   of   the   Company.   Under   certain
         circumstances, as set forth in the Rights Agreement, such Rights may be redeemed,  may  become  exercisable  for  securities  or  assets of the
         Company or securities of another entity, may be exchanged for Preferred
         Stock or other  securities  or assets of the Company,  may expire,  may become void (if they are "Beneficially  Owned" by an "Acquiring Person"
         or an Affiliate or Associate thereof,  as such terms are defined in the
         Rights Agreement,  or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate  without charge after the receipt of a written request therefor.

Certificates representing Common Shares that are issued and outstanding at the Payment Time shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend.

                   If the Common Shares issued after the Payment Time but prior to the Separation Time shall be uncertificated, the registration of such Common
Shares on the stock transfer books of the Company shall evidence one Right for each Common Share represented thereby and the Company shall mail to every Person that holds such Common Shares a confirmation of the registration of such Common
Shares on the stock transfer books of the Company, which confirmation will have impressed, printed, written

                                        9


or stamped thereon or otherwise affixed thereto the above legend. The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Shares, as evidenced by the registration of the Common Shares in the name of such Person on the stock transfer books of the Company, without charge after the receipt of a written request therefor.

2.3 EXERCISE OF RIGHTS; SEPARATION OF RIGHTS. (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, on or after the Separation Time and prior to the Expiration
Time, to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock.

                  (b) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated
Common Share together,  in the case of certificates  issued prior to the Payment
Time,  with the letter mailed to the record holder  thereof  pursuant to Section
2.1 (or, if the Common Shares shall be uncertificated, by the registration of the associated Common Share on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2) and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

                  (c) Subject to the terms and conditions hereof, on or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of the Common Shares. Promptly following the Separation Time, upon receipt by the Rights Agent of notice thereof and receipt of all other necessary information, the Rights Agent will mail to each holder of record of a Common Share as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate in substantially the form of Exhibit A hereto (a
"RIGHTS CERTIFICATE"), appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not effect the rights or duties of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights; provided, however, that the Company shall have no obligation to distribute Rights Certificates to any Acquiring
Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

          (d) Subject to the terms and conditions hereof, Rights may be exercised on any Business Day on or after the Separation Time and prior to the

                                       10





Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.


          (e) Upon receipt of a Rights Certificate, with a duly and properly completed Election to Exercise accompanied by payment as set forth in Section
2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions) and (B) if the Company elects pursuant to
Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and
(ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder. The
Rights Agent shall have no duty or obligation with respect to this Section and any other Section of this Agreement relating to fractional shares unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations under such Sections.

          (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

          (g) The  Company  covenants  and agrees that it will (i) take all such action as may be necessary to ensure that all shares  delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the  certificates (or  registration)  for such shares  (subject  to  payment  of the  Exercise  Price),  be  duly  and  validly authorized,  executed,  issued and delivered (or  registered) and fully paid and nonassessable; (ii) take all such action as may be necessary
                                       11



to comply with any applicable requirements of the Securities Act of 1933 or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates
(or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

          2.4 ADJUSTMENTS TO EXERCISE PRICE;  NUMBER OF RIGHTS. (a) In the event the Company shall at any time after the Record Time and prior to the  Separation
Time (i)  declare or pay a  dividend  on any class of Common  Shares  payable in
Common Stock or Class B Common  Stock,  as the case may be, (ii)  subdivide  any outstanding  class of Common  Shares or (iii) combine any  outstanding  class of
Common Shares into a smaller  number of shares of Common Stock or Class B Common
Stock,  as the  case  may be,  (x) the  Exercise  Price  in  effect  after  such adjustment  will be equal to the Exercise Price in effect  immediately  prior to such  adjustment  divided  by the  number of  shares of Common  Stock or Class B
Common  Stock  (the  "Expansion  Factor"),  that a holder of one share of Common
Stock or Class B Common  Stock,  as the case may be,  immediately  prior to such dividend,  subdivision or combination  would hold thereafter as a result thereof and (y) each Right held prior to such  adjustment  will  become  that  number of
Rights equal to the Expansion Factor,  and the adjusted number of Rights will be deemed  to be  distributed  among the  shares of Common  Stock or Class B Common
Stock,  as the case may be,  with  respect  to which the  original  Rights  were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock or
Class B Common Stock, as the case may be, will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the
payment  or  effective  date  for  the  applicable   dividend,   subdivision  or
combination.


In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Shares shall be uncertificated, such Right shall be evidenced by the registration of such Common Shares on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of Common Shares that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.

                                       12


          (b) In the event the  Company  shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common  Shares (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common
Shares)  whether  by  dividend,   in  a  reclassification   or  recapitalization
(including any such transaction  involving a merger,  consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments,  if any, in the Exercise  Price,  number of Rights and/or  securities  or other  property purchasable upon exercise of Rights as the Board of Directors of the Company, in
its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally,  and the
Company and the Rights Agent shall amend this  Agreement as necessary to provide for such adjustments.

          (c) Each  adjustment  to the  Exercise  Price  made  pursuant  to this
Section 2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate. The
Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such a certificate.

          (d) Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

          2.5 DATE ON WHICH EXERCISE IS EFFECTIVE. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made;
provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate
(or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.



          2.6   EXECUTION,   AUTHENTICATION,   DELIVERY  AND  DATING  OF  RIGHTS
     CERTIFICATES.  (a) The Rights  Certificates  shall be executed on behalf of the Company by

                                       13





its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights
Certificates may be manual or facsimile.

          Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights
Certificates.

          Promptly after the Separation Time, the Company will notify, in writing, the Rights Agent of such Separation Time and will deliver Rights
Certificates executed by the Company to the Rights Agent for counter-signature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to
Section 2.3(c) hereof. No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.


          (b) Each Rights Certificate shall be dated the date of countersignature thereof.

          2.7 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. (a) After the
Separation  Time,  the  Company  will cause to be kept a register  (the  "RIGHTS
REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights
Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

          After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

          (b)    Except as otherwise  provided in Section 3.1(b), all Rights issued upon any  registration of transfer or exchange of Rights  Certificates  shall be the valid  obligations of the Company,  and such Rights shall be entitled to the same  benefits  under  this  Agreement  as  the  Rights  surrendered  upon  such registration of transfer or exchange.

          (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer


                                       14



in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this
Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto. The Rights
Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

          (d) The Company shall not register the transfer or exchange of any Rights which have become void under Section 3.1(b), been exchanged under Section
3.1(c) or been redeemed under Section 5.1.

          2.8 MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

          (b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights
Certificate has been acquired by a BONA FIDE purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights
Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.


          (c) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

          (d) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

          2.9  PERSONS  DEEMED  OWNERS.  Prior  to due  presentment  of a Rights
Certificate  (or,  prior to the Separation  Time,  the  associated  Common Share certificate or
                                       15






notice of transfer, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Share certificate or Common Share registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common
Shares).


          2.10   DELIVERY  AND   CANCELLATION   OF   CERTIFICATES.   All  Rights
Certificates  surrendered  upon  exercise  or for  registration  of  transfer or exchange  shall,  if surrendered  to any Person other than the Rights Agent,  be delivered to the Rights Agent and, in any case,  shall be promptly  cancelled by the Rights  Agent.  The Company may at any time  deliver to the Rights Agent for cancellation  any Rights  Certificates  previously  countersigned  and delivered hereunder which the Company may have acquired in any manner whatsoever,  and all
Rights  Certificates  so  delivered  shall be promptly  cancelled  by the Rights
Agent. No Rights  Certificates  shall be countersigned in lieu of or in exchange for any Rights  Certificates  cancelled as provided in this Section 2.10, except as expressly  permitted by this  Agreement.  The Rights Agent shall  destroy all cancelled  Rights  Certificates  and deliver a certificate of destruction to the
Company.

          2.11 AGREEMENT OF RIGHTS HOLDERS. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

          (a) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated
Common Share;

          (b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

          (c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate or Common Share registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation
Time, the associated Common Share certificate or Common Share registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

          (d) Rights beneficially owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void; and

                                       16



          (e) this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4 hereof.


                                   ARTICLE III
                          ADJUSTMENTS TO THE RIGHTS IN
                        THE EVENT OF CERTAIN TRANSACTIONS

          3.1 FLIP-IN (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, except as provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of one one-thousandths of a share of Preferred Stock equal to that number of shares of Common Stock, having an aggregate Market Price on the Stock
Acquisition  Date that gave rise to the Flip-in Date equal to twice the Exercise
Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Shares).

          (b)  Notwithstanding  the  foregoing,  any  Rights  that  are or  were
Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate  thereof or by any transferee,  direct or indirect, of any of the foregoing shall become null and void and any holder of such Rights
(including  transferees)  shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement.  If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the  certification  set forth at the end of the form of  assignment  or notice of election  to exercise  and  provide  such  additional  evidence of the identity of the  Beneficial  Owner and its  Affiliates and Associates (or former
Beneficial  Owners and their  Affiliates  and  Associates)  as the Company shall reasonably request,  then the Company shall be entitled conclusively to deem the
Beneficial  Owner thereof to be an Acquiring Person or an Affiliate or Associate
thereof or a transferee of any of the foregoing  and  accordingly  will deem the
Rights  evidenced   thereby  to  be  null  and  void  and  not  transferable  or exercisable.

          (c) The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding voting power of the Common Shares elect to exchange all (but not less than all) the then outstanding
Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Preferred Stock, at an exchange ratio of one one-thousandth of a share of Preferred Stock, per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have


                                       17



occurred with respect to the Common Shares (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

          Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of one one-thousandths of a share of Preferred Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give written notice thereof (specifying the steps to be taken to receive Common Shares in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

          Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of) the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other charges payable by the holder was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of) the next succeeding Business Day on which the stock transfer books of the Company are open.

          (d) Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue a share (or fractional share) of Preferred Stock upon exercise of or in exchange for Rights, the Company, to the extent permitted by the Company's Restated Certificate of Incorporation, as amended, at its option, may substitute therefor shares of Common Stock or Class B Common Stock, as applicable, at a ratio of one share of Common Stock or Class B Common Stock, as applicable, for each one-thousandth of a share of the Preferred Stock so issuable.

          (e) In the event that there shall not be sufficient treasury shares or authorized but unissued Common Shares or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with Section
3.1(a) or if the Company so elects,  to make the exchange referred to in Section
3.1(c), the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such


                                       18

action as shall be necessary to ensure and provide, to the extent permitted by applicable law and any agreements or instruments in effect on the Stock
Acquisition Date to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or
(B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with
Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

          3.2 FLIP-OVER. (a) Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over
Transaction or Event (i) the Flip-over Entity will have duly authorized and available for issuance sufficient shares of (x) Flip-over Stock and (y) the classes of common equity securities into which the shares of Flip-over Stock are convertible, (ii) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Series A Flip-over Stock of the Flip-over
Entity having an aggregate Market Price (based on the Market Price of the Common
Stock in the Reference Package) on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for the Right for an amount in cash equal to the Exercise Price for the Right (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and
(iii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

          (b) Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 hereof pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material

                                       19





respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

                                   ARTICLE IV
                                THE RIGHTS AGENT

          4.1 GENERAL. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, execution, delivery, administration and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by an order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights
Agent in connection with the acceptance and administration of this Agreement, including without limitation the costs and expenses of defending against any claim of liability. The indemnity provided herein shall survive the termination of this Agreement and the termination and expiration of the Rights. The costs and expenses incurred in successfully enforcing this right of indemnification shall be paid by the Company.

          (b) The Rights Agent shall be  protected  and shall incur no liability for or in respect of any action  taken,  suffered or omitted by it in connection with its  acceptance and  administration  of this Agreement in reliance upon any certificate  for securities (or  registration on the stock transfer books of the
Company)  purchasable upon exercise of Rights,  Rights Certificate,  certificate for other securities of the Company, instrument of assignment or transfer, power
of  attorney,  endorsement,   affidavit,  letter,  notice,  direction,  consent,
certificate,  statement, or other paper or document believed by it to be genuine and to be signed,  executed and, where necessary,  verified or acknowledged,  by the proper  person or persons,  or  otherwise  upon the advice of counsel as set forth in Section 4.3 hereof.

          4.2 MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT. (a) Any
Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights
Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor

                                       20

Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights
Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor
Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.



          (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          4.3 DUTIES OF RIGHTS AGENT. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered by it or omitted by it in good faith and in accordance with such advice or opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                                       21



          (c) The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by an order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

          (d) The Rights Agent will not be liable for or by reason of any of the
statements  of  fact  or  recitals   contained  in  this  Agreement  or  in  the
certificates,  if any, for securities purchasable upon exercise of Rights or the
Rights  Certificates  (except  its  countersignature  thereof) or be required to verify the same, but all such  statements and recitals are and will be deemed to have been made by the Company only.

          (e) The Rights Agent will have no liability nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate
(except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b) hereof) or any adjustment required under the provisions of Section 2.4, 3.1 or 3.2 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or

                                       22

instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights
Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with the advice or instructions of any such person.

          (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights
Agent from acting in any other capacity for the Company or for any Person.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith, or willful misconduct
(which gross negligence, bad faith or willful misconduct must be determined by an order, judgment, decree or ruling of a court of competent jurisdiction) in the selection and continued employment thereof.

          (j) No provision of this  Agreement  shall require the Rights Agent to expend or risk its own funds or otherwise  incur any financial  liability in the performance of any of its duties or obligations  hereunder or in the exercise of
its  rights  if  it  believes   that   repayment   of  such  funds  or  adequate
indemnification against such risk or liability is not assured to it.

          4.4 CHANGE OF RIGHTS AGENT. The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights
Agent and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized

                                       23

and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence that is under control of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                                    ARTICLE V
                                  MISCELLANEOUS

          5.1 REDEMPTION. (a) The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

          (b) Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

          5.2 EXPIRATION. The Rights and this Agreement shall expire at the Expiration Time and no Personshall have any rights pursuant to this Agreement or any

                                       24



Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1 or 5.1 hereof , respectively.

          5.3 ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into Common Shares (other than any such securities issued or issuable in connection with the exercise or exchange of Rights or upon conversion of shares of Class B Common Stock after the Separation
Time) or to options, in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such Common
Shares, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such Common Shares; PROVIDED, HOWEVER, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and
(iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

          5.4 SUPPLEMENTS AND AMENDMENTS. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Flip-in Date, in any respect and (ii) on or after the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. The Rights Agent will, upon delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment complies with this Section 5.4, duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence, provided that any supplement or amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects only the rights, duties, obligations or indemnities of the Rights Agent hereunder.

                                       25



          5.5 FRACTIONAL SHARES. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, exchange or redemption of Rights, the Company shall, in lieu thereof, in the sole discretion of its Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

          5.6  RIGHTS  OF  ACTION.  Subject  to  the  terms  of  this  Agreement
(including Sections 3.1(b) and 5.14), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

          5.7 HOLDER OF RIGHTS NOT DEEMED A STOCKHOLDER. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

          5.8 NOTICE OF PROPOSED  ACTIONS.  In case the Company shall propose on or after the Separation  Time and prior to the Expiration  Time (i) to effect or permit a  Flip-over  Transaction  or Event or (ii) to  effect  the  liquidation, dissolution  or winding up of the Company,  then, in each such case, the Company shall give to each holder of a Right, in accordance  with Section 5.9 hereof,  a notice of such  proposed  action,  which  shall  specify  the date on which such
Flip-over Transaction or Event, liquidation, dissolution,
                                       26


or winding up is to take place,  and such  notice  shall be so given at least 20
Business Days prior to the date of the taking of such proposed action.

          5.9 NOTICES. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                            Hershey Foods Corporation
                           100 Crystal A Drive
                           Hershey, Pennsylvania 17033
                           Attention: General Counsel and Secretary

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                          Mellon Investor Services LLC
                           44 Wall Street
                           6th and 7th Floor
                            New York, New York 10005
                           Attention:  Relationship Manager

                           With a copy to:

                          Mellon Investor Services LLC
                           85 Challenger Road
                           Ridgefield Park, New Jersey 07660-2108
                           Attention: General Counsel

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

          5.10 SUSPENSION OF EXERCISABILITY. To the extent that the Company determines in good faith that some action will or need be taken pursuant to
Section 3.1 or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a reasonable period in order to take such action or comply with

                                       27

such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended (with prompt written notice thereof to the Rights Agent). Notice thereof pursuant to Section
5.9 shall not be required.

          Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

          5.11 COSTS OF ENFORCEMENT. The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

          5.12 SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          5.13 BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

          5.14  DETERMINATION  AND ACTIONS BY THE BOARD OF  DIRECTORS,  ETC. The
Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) done or made by the Board, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights. The Rights Agent shall always be entitled to assume that the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

          5.15 DESCRIPTIVE HEADINGS. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                       28



          5.16  GOVERNING  LAW. THIS  AGREEMENT AND EACH RIGHT ISSUED  HEREUNDER
SHALL BE DEEMED TO BE A CONTRACT  MADE  UNDER THE LAWS OF THE STATE OF  DELAWARE
AND FOR ALL PURPOSES  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE
LAWS OF SUCH STATE  APPLICABLE  TO CONTRACTS TO BE MADE AND  PERFORMED  ENTIRELY
WITHIN SUCH STATE; PROVIDED,  HOWEVER, THAT ALL PROVISIONS REGARDING THE RIGHTS,
DUTIES AND OBLIGATIONS OF THE RIGHTS AGENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK  APPLICABLE TO CONTRACTS MADE
AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          5.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          5.18 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                   HERSHEY FOODS CORPORATION


                                                    By: /S/ ROBERT M. REESE
                                                    ____________________________
                                                      Name:  Robert M. Reese
                                                      Title: Vice President,
                                                             General Counsel
                                                             and Secretary


                                                   MELLON INVESTOR SERVICES LLC,
                                                        As Rights Agent


                                                    By: /S/ ROBERT G. SCOTT, JR.
                                                    ____________________________
                                                      Name: Robert G. Scott, Jr.
                                                      Title: Vice President

                                       29





                                                                       EXHIBIT A


                          [Form of Rights Certificate]

Certificate No. W-                                            _______ Rights

         THE RIGHTS ARE SUBJECT TO  REDEMPTION  OR  MANDATORY  EXCHANGE,  AT THE
         OPTION OF THE COMPANY,  ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
         RIGHTS  BENEFICIALLY  OWNED  BY  ACQUIRING  PERSONS  OR  AFFILIATES  OR
         ASSOCIATES  THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT)
         OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

                               Rights Certificate


                            HERSHEY FOODS CORPORATION

                  This  certifies  that   ____________________,   or  registered
assigns,  is the registered holder of the number of Rights set forth above, each of  which  entitles  the  registered  holder  thereof,  subject  to  the  terms, provisions and conditions of the Stockholder Protection Rights Agreement,  dated as of December 15, 2000 (as amended from time to time, the "RIGHTS  AGREEMENT"), between Hershey Foods Corporation,  a Delaware corporation (the "COMPANY"),  and
Mellon Investor Services LLC, a New Jersey limited liability company,  as Rights
Agent (the "RIGHTS AGENT",  which term shall include any successor  Rights Agent under the Rights Agreement),  to purchase from the Company at any time after the
Separation  Time (as such term is defined in the Rights  Agreement) and prior to the close of business on December 15, 2010, one  one-thousandth  of a fully paid share of Series A Participating  Preferred Stock, par value $1.00 per share (the
"SERIES A PREFERRED  STOCK"),  of the Company (subject to adjustment as provided in  the  Rights  Agreement)  at the  Exercise  Price  referred  to  below,  upon presentation and surrender of this Rights  Certificate with the Form of Election to Exercise duly executed at the office of the Rights Agent  designated for such purpose.  The  Exercise  Price  shall  initially  be $270 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

          Under certain circumstances, each one one-thousandth of a share of Series A Preferred Stock held by a holder of a share of Class B Common Stock at the Separation Time may be converted at the election of the holder thereof into one one-thousandth of a fully paid share of Series B Participating Preferred
Stock,  par value  $1.00 per share  (the  "SERIES B  PREFERRED  STOCK"),  of the
Company. The procedures to be followed and




  limitations on effecting such conversion are set forth in the Certificate of Designation and Terms of the Series A Preferred Stock.

          In certain circumstances described in the Rights Agreement, the Rights
evidenced  hereby  may  entitle  the  registered   holder  thereof  to  purchase
securities  of an entity  other than the  Company or  securities  of the Company other than Series A Preferred Stock or assets of the Company, all as provided in the Rights Agreement.

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered.
If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, each Right evidenced by this Rights Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or Class B Common Stock, as applicable, or one one-thousandth of a share of Series A Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

                                       A-2

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:  ____________


  ATTEST:                                              HERSHEY FOODS CORPORATION



___________________________                 By______________________
       Secretary


Countersigned:

MELLON INVESTOR SERVICES LLC,
         As Rights Agent


By____________________________
   Authorized Signature
                                       A-3






                                    [Form of Reverse Side of Rights Certificate]


                               FORM OF ASSIGNMENT

                (To be executed by the registered  holder if such holder desires to transfer this Rights Certificate.)

          FOR VALUE RECEIVED ________________________ hereby
sells, assigns and transfers unto ______________________________________
                               (Please Print name

______________________________________________________________
             and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:  _______________, ____

Signature Guaranteed:                       _________________________
                                                   Signature
                                                  (Signature must  correspond to
                                                   name as written upon the face
                                                   of this Rights Certificate in
                                                   every   particular,   without
                                                   alteration or  enlargement or
                                                   any change whatsoever)



          Signatures  must be  guaranteed by an eligible  guarantor  institution
(banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.





______________________________________________________
                                            (To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                                  __________________________
                                                   Signature

________________________________________________________


                                     NOTICE

                  In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.


                                       -2-






                                     [To be attached to each Rights Certificate]



                          FORM OF ELECTION TO EXERCISE

                      (To be executed if holder desires to
                        exercise the Rights Certificate.)

TO:  HERSHEY FOODS CORPORATION

          The    undersigned    hereby    irrevocably    elects   to    exercise
_______________________   whole  Rights   represented  by  the  attached  Rights
Certificate  to purchase the shares of Series A  Participating  Preferred  Stock issuable  upon the exercise of such Rights and requests  that  certificates  for such shares be issued in the name of:


                  ___________________________________
                  ADDRESS:

                  ___________________________________
                  SOCIAL SECURITY OR OTHER TAXPAYER
                  IDENTIFICATION NUMBER:


If such number of Rights  shall not be all the Rights  evidenced  by this Rights
Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:


                  ___________________________________
                  ADDRESS:

                  ___________________________________
                  SOCIAL SECURITY OR OTHER TAXPAYER
                  IDENTIFICATION NUMBER:


Dated:  _______________, ____




Signature Guaranteed:                       _________________________
                                                    Signature
                                                   (Signature must correspond to
                                                    name  as  written  upon  the
                                                    face of the attached  Rights
                                                    Certificate     in     every
                                                    particular,          without
                                                    alteration or enlargement or
                                                    any change whatsoever)



          Signatures  must be  guaranteed by an eligible  guarantor  institution
(banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.


______________________________________________________________
                                               (To be completed if true)

          The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by the attached Rights
Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof
(as defined in the Rights Agreement).


                                                      _________________________
                                                            Signature

------------------------------------------------------------

                                     NOTICE

          In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring
Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.


                                       -2-






                                                                       EXHIBIT B



                  FORM OF CERTIFICATE OF DESIGNATION AND TERMS
                  OF SERIES A PARTICIPATING PREFERRED STOCK OF
                            HERSHEY FOODS CORPORATION



                     Pursuant to Section 151 of the General
                     Corporation Law of the State of Delware


          We,     the     undersigned,      ____________________     and
____________________, the ____________________, and __________, respectively, of
Hershey Foods Corporation, a Delaware corporation (the "CORPORATION"), do hereby certify as follows:

          Pursuant  to  authority  granted  by  Article  FOURTH of the  Restated
Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation's Preferred Stock, par value
$1.00 per share, and certain qualifications, limitations and restrictions thereon:

          RESOLVED,  that  there is hereby  established  a series  of  Preferred
     Stock, par value $1.00 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:

                       (i) The  distinctive  serial  designation  of this series
                  shall be "Series A Participating Preferred Stock" (hereinafter called "THIS SERIES"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative and except as otherwise herein provided.

                       (ii) The number of shares in this Series shall  initially
                  be _______, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation or converted into Common Stock or into a different series of Preferred Stock of the Corporation shall be cancelled and shall revert to authorized and designated as to series, but unissued shares of Preferred Stock. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

                       (iii) The  holders of full or  fractional  shares of this
                  Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference
                  Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and
                  (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the amount by which $10 exceeds the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

                                  The term  "Reference  Package" shall initially
                  mean 1000  shares of Common  Stock,  par value $1.00 per share
                  ("COMMON STOCK"), of the Corporation. In the event the Corporation shall at any time after the close of business on ________, ____*/f1/ (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common
                  Stock or (C) combine any Common Stock into a smaller number

------------------------------
        /f1/* For a certificate of  designation  relating to shares to be issues pursuant  to Section  2.3 of the Rights  Agreement,  insert the  Separation
     Time.  For a  certificate  of  designation  relating to shares to be issued pursuant  to Section  3.1(d) of the Rights  Agreement,  insert the  Flip-in
     Date.

                                       B-2

                  of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.




                                  Holders of shares of this Series  shall not be
                  entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series. This Series shall rank pari passu in all respects with the Series B Participating Preferred Stock of the Company except with respect to voting rights.

                                  So  long as any  shares  of  this  Series  are
                  outstanding,  no  dividend  (other  than a dividend  in Common
                  Stock or in any other stock  ranking  junior to this Series as to dividends and upon  liquidation)  shall be declared or paid or set aside for  payment or other  distribution  declared  or made upon the Common Stock or Class B Common Stock or upon any other stock  ranking  junior to this Series as to dividends or
                  upon  liquidation,   unless  the  full  cumulative   dividends
                  (including  the  dividend  to be  paid  upon  payment  of such dividend or other  distribution) on all outstanding  shares of this Series shall have been,  or shall  contemporaneously  be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends  with this
                  Series,  all dividends declared upon shares of this Series and any other stock  ranking on a parity as to dividends  shall be declared pro rata so that in all cases the amount of dividends declared  per share on this  Series and such other stock shall bear to each other the same ratio that  accumulated  dividends per share on the shares of the  Series  and such  other  stock bear to each other. Neither the Common Stock or Class B Common
                  Stock nor any other stock of the Corporation ranking junior to or on a  parity  with  this  Series  as to  dividends  or upon liquidation may be redeemed,  purchased or otherwise  acquired for  any  consideration  (or  any  moneys  be  paid to or made available for a sinking fund for the  redemption of any shares of any such stock) by the  Corporation  (except by  conversion into or exchange for stock of the  Corporation  ranking junior to this Series as to dividends and upon liquidation),  unless, in each case,  the full  cumulative  dividends  (including the
                  dividend   to  be  due   upon   payment   of  such   dividend,
                  distribution,  redemption,  purchase or other  acquisition) on all  outstanding  shares of this  Series  shall have been,  or shall contemporaneously be, paid.

                       (iv)  In  the   event  of  any   merger,   consolidation,
                  reclassification  or other  transaction  in which  the  Common
                  Shares  are  exchanged  for or  changed  into  other  stock or securities,  cash and/or any other property,  then in any such case the  shares  of this  Series  shall  at the same  time be similarly  exchanged  or changed in an amount per whole  share equal to the  aggregate  amount  of  stock,  securities,  cash and/or any other property

                                       B-3

                  (payable  in kind),  as the case may be,  that a holder of the
                   Reference Package would be entitled to receive as a result of such transaction.

                       (v)  In the  event  of any  liquidation,  dissolution  or
                  winding  up  of  the  affairs  of  the  Corporation,   whether
                  voluntary or  involuntary,  the holders of full and fractional
                  shares  of  this  Series   shall  be   entitled,   before  any
                  distribution  or payment is made on any date to the holders of the Common Stock or Class B Common Stock or any other stock of
                  the   Corporation   ranking   junior  to  this   Series   upon
                  liquidation,  to be paid in full an amount per whole  share of this Series  equal to the greater of (A)  $__________*/f2/  or
                  (B) the aggregate  amount  distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference  Package (such greater  amount being hereinafter  referred  to as  the  "Liquidation  Preference"), together  with  accrued  dividends  to  such  distribution  or payment  date,  whether  or not  earned or  declared.  If such payment  shall have been made in full to all holders of shares of this  Series,  the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                                  In the  event the  assets  of the  Corporation
                  available  for  distribution  to the holders of shares of this
                  Series upon any liquidation,  dissolution or winding up of the
                  Corporation,   whether  voluntary  or  involuntary,  shall  be
                  insufficient  to pay in full all amounts to which such holders are entitled  pursuant to the first  paragraph of this Section
                  (v),  no such  distribution  shall be made on  account  of any shares of any other class or series of Preferred Stock ranking on  a  parity  with  the  shares  of  this  Series  upon  such liquidation,  dissolution  or winding up unless  proportionate distributive amounts shall be paid on account of the shares of this Series,  ratably in proportion to the full  distributable amounts  for  which  holders  of all such  parity  shares  are respectively  entitled upon such  liquidation,  dissolution or winding up.

                                  Upon the  liquidation,  dissolution or winding
                  up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or Class B Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.


------------------------------
        /f2/*   Insert an amount equal to 10 times the Exercise  Price in effect as of the Separation Time.


                                       B-4

                                  For the  purposes  of this  Section  (v),  the
                  consolidation or merger of, or binding share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

                       (vi)  The shares of this Series shall not be redeemable.

                       (vii) In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package (or a similar fraction thereof) would have.

                       (viii) To the extent  any  holder of this  Series was the
                  record holder of Class B Common Stock at the  Separation  Time
                  (a "CLASS B HOLDER"), as reflected in the stock transfer books of the Company,  such holder may convert one one-thousandth of a share of this Series for every share of Class B Common Stock held as of Separation  Time at any time at the election of the holder thereof into one  one-thousandth  of a fully paid share of Series B Participating Preferred Stock, par value $1.00 per share (the "SERIES B PREFERRED STOCK") of the Corporation. Any
                  such Class B Holder  may elect to  convert  any or all of such one  one-thousandths  of a share of this Series at one time or at various times in such Class B Holder's discretion but in no
                  event   shall   such   Holder   be   able  to   convert   more
                  one-thousandths  of a share of this  Series than the number of shares of Class B Common  Stock held at the  Separation  Time.
                  Such  right  shall  be  exercised  by  the  surrender  of  the certificate representing each one one-thousandth of a share of this Series to be converted to the agent for the  registration of transfer of shares of this Series at its office,  or to the
                  Corporation at its principal executive offices, accompanied by a written  notice of the  election  by the  holder  thereof to convert,  a statement (the "Ownership  Statement")  certifying the number  of,  and if  requested  further  identifying  the, shares of Class B Common Stock held as of the Separation  Time
                  and  (if  so  required  by  the  transfer   agent  or  by  the
                  Corporation) by instruments of transfer,  in form satisfactory to the transfer agent and to the Corporation, duly executed by such holder or his duly authorized attorney. The issuance of a certificate or  certificates  for shares of Series B Preferred
                  Stock upon  conversion  of shares of this Series shall be made without  charge for any stamp or other  similar tax in respect
                  of  such  issuance.   However,  if  any  such  certificate  or
                  certificates  is or are to be issued in a name other than that of the holder of the share or shares of this Series converted, the person or persons  requesting  the issuance  thereof shall pay to the transfer agent or to the  Corporation the amount of any tax which

                                       B-5

                  may be  payable  in  respect  of any such  transfer,  or shall establish to the  satisfaction of the transfer agent or of the
                  Corporation  that  such  tax has been  that  such tax has been paid.  As  promptly as  practicable  after the  surrender  for conversion  of  a  certificate  or  certificates  representing
                  shares  of  this   Series  and  the  payment  of  any  tax  as
                  hereinbefore   provided,    the   Corporation,    subject   to
                  verification of the Ownership Statement, will deliver or cause to be  delivered  at the office of the  transfer  agent to, or upon the written order of, the holder of such  certificate  or certificates,  a certificate or certificates  representing the number of shares of the Series B Preferred Stock issuable upon such  conversion,  issued in such name or names as such holder may direct.  Such conversion shall be deemed to have been made immediately  prior to the close of business on the date of the surrender  of the  certificate  or  certificates  representing shares of this Series (if on such date the  transfer  books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open),  and all rights of such  holder  arising  from ownership  of shares of this Series  shall cease at such time, and  the  person  or  persons  in  whose  name  or  names  the certificate or certificates  representing shares of the Series
                  B  Preferred  Stock are to be issued  shall be treated for all purposes as having become the record holder or holders of such shares of the Series B Preferred  Stock at such time and shall have and may exercise  all the rights and powers  appertaining thereto.

                       (ix) For so long as there  are  shares  of Class B Common
                  Stock  outstanding,  this  Series  shall be  convertible  into
                  Series B Preferred Stock in accordance  with Paragraph  (viii)
                  above.  Immediately  upon  the  automatic  conversion  of  all outstanding  shares  of Class B Common  Stock  into  shares of
                  Common Stock pursuant to the terms of the Restated Certificate of  Incorporation  of the  Corporation,  as amended,  each one one-thousandth  of a  share  of  this  Series  which  is  then
                  outstanding  shall,   without  any  action  by  the  Board  of
                  Directors of the Corporation or the holder or holders thereof, automatically convert into and become for all purposes a share of the Common Stock,  subject to a sufficient number of shares of Common Stock being authorized and available for issuance to permit such conversion.  To the extent a sufficient  number of shares of Common Stock is not  authorized  and  available  for issuance to permit the  conversion  set forth in the  previous sentence,  then  the one  one-thousandths  of a share  of this
                  Series  shall be  converted  into  Common  Stock on a pro-rata basis to the  extent  possible  given the  number of shares of
                  Common Stock that is  authorized  and  available for issuance.
                  The Board of Directors of the Corporation is hereby authorized to take such  actions,  consistent  with the Delaware  General
                  Corporation Law, as it

                                       B-6



                  deems appropriate or advisable with respect to the replacement of certificates then outstanding evidencing ownership of this Series, or otherwise, in order to carry into effect the foregoing provisions.

                  IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the___________ day of _________, _____.



                                                      __________________________
Attest:



______________________________

                                       B-7






                                                                       EXHIBIT C



                  FORM OF CERTIFICATE OF DESIGNATION AND TERMS
                  OF SERIES B PARTICIPATING PREFERRED STOCK OF
                            HERSHEY FOODS CORPORATION



                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delware
                    ---------------------------------------


                  We,     the     undersigned,      ____________________     and
____________________, the ____________________, and __________, respectively, of
Hershey Foods Corporation, a Delaware corporation (the "CORPORATION"), do hereby certify as follows:

                  Pursuant  to  authority  granted  by  Article  FOURTH  of  the
Restated  Certificate of Incorporation of the  Corporation,  as amended,  and in accordance with the provisions of Section 151 of the General  Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the
following   resolutions  fixing  the  designation  and  certain  terms,  powers, preferences  and other  rights of a new  series of the  Corporation's  Preferred
Stock,  par value $1.00 per share, and certain  qualifications,  limitations and restrictions thereon:

                  RESOLVED, that there is hereby established a series of Preferred Stock, par value $1.00 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:


                       (i) The  distinctive  serial  designation  of this series
                  shall be "Series B Participating Preferred Stock" (hereinafter called "THIS SERIES"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

                       (ii) The number of shares in this Series shall  initially
                  be _______, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation or converted into Common Stock or into a different series of Preferred Stock of the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

                       (iii) The  holders of full or  fractional  shares of this
                  Series  shall be entitled to receive,  when and as declared by the  Board  of  Directors,  but  only  out  of  funds  legally available therefor, dividends, (A) on each date that dividends or other distributions  (other than dividends or distributions payable  in  Class B  Common  Stock  of the  Corporation)  are
                  payable on or in respect  of Class B Common  Stock  comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the  aggregate  amount of dividends or other  distributions  (other than dividends or
                  distributions   payable  in  Class  B  Common   Stock  of  the
                  Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March,  June,
                  September  and  December in each year,  in an amount per whole share of this  Series  equal  to the  amount  by which  $9.091 exceeds the aggregate  dividends  paid per whole share of this
                  Series  during the three month period ending on such last day.
                  Each such  dividend  shall be paid to the holders of record of shares of this Series on the date,  not  exceeding  sixty days preceding such dividend or  distribution  payment date,  fixed for the  purpose  by the  Board of  Directors  in  advance  of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative  from the date  such  full or  fractional  share is originally  issued;  provided that any such full or fractional share originally issued after a dividend record date and on or prior to the  dividend  payment date to which such record date relates shall not be entitled to receive the dividend  payable on such dividend  payment date or any amount in respect of the period from such original  issuance to such  dividend  payment date.

                                    The term "Reference Package" shall initially
                  mean 1000 shares of Class B Common Stock,  par value $1.00 per share ("CLASS B COMMON  STOCK"),  of the  Corporation.  In the
                  event  the  Corporation  shall at any time  after the close of business on ________,  ____*.f1/ (A) declare or pay a dividend on any Class B Common Stock  payable in Class B Common  Stock,
                  (B) subdivide any Class B Common Stock or
----------------------
        /f1/*   For  certificate of designation  relating to shares to be issued pursuant  to  Section  2.3 of the Rights  Agreement,  insert the
                Separation  Time. For a certificate  of designation  relating to shares to be issued  pursuant  to  Section  3.1(d) of the Rights
                Agreement, insert the Flip-in Date.

                                       C-2

                 (C) combine any Class B Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Class B Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

                                    Holders of shares of this  Series  shall not
                  be  entitled  to  any  dividends,  whether  payable  in  cash, property or stock, in excess of full cumulative dividends,  as herein  provided on this  Series.  This Series shall rank pari
                  passu  in  all  respects  with  the  Series  A   Participating
                  Preferred  Stock of the  Corporation  except  with  respect to voting rights.

                                    So long as any  shares  of this  Series  are
                  outstanding,  no  dividend  (other  than a dividend in Class B
                  Common  Stock or in any  other  stock  ranking  junior to this
                  Series as to dividends and upon liquidation) shall be declared or  paid  or set  aside  for  payment  or  other  distribution declared or made upon the Common Stock or Class B Common Stock or upon any other  stock  ranking  junior to this Series as to dividends  or upon  liquidation,  unless  the full  cumulative dividends  (including  the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends  with this
                  Series,  all dividends declared upon shares of this Series and any other stock  ranking on a parity as to dividends  shall be declared pro rata so that in all cases the amount of dividends declared  per share on this  Series and such other stock shall bear to each other the same ratio that  accumulated  dividends per share on the shares of the  Series  and such  other  stock bear to each other. Neither the Common Stock or Class B Common
                  Stock nor any other stock of the Corporation ranking junior to or on a  parity  with  this  Series  as to  dividends  or upon liquidation may be redeemed,  purchased or otherwise  acquired for  any  consideration  (or  any  moneys  be  paid to or made available for a sinking fund for the  redemption of any shares of any such stock) by the  Corporation  (except by  conversion into or exchange for stock of the  Corporation  ranking junior to this Series as to dividends and upon liquidation),  unless, in each case,  the full  cumulative  dividends  (including the
                  dividend   to  be  due   upon   payment   of  such   dividend,
                  distribution,  redemption,  purchase or other  acquisition) on all  outstanding  shares of this  Series  shall have been,  or shall contemporaneously be, paid.

                       (iv)  In  the   event  of  any   merger,   consolidation,
                  reclassification  or other  transaction  in which  the  Common
                  Shares  are  exchanged  for or  changed  into  other  stock or securities,  cash and/or any other property,  then in any such case the  shares  of this  Series  shall  at the same  time be similarly  exchanged  or changed in an amount per whole  share equal to the
                                       C-3

                  aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

                       (v)  In the  event  of any  liquidation,  dissolution  or
                  winding  up  of  the  affairs  of  the  Corporation,   whether
                  voluntary or  involuntary,  the holders of full and fractional
                  shares  of  this  Series   shall  be   entitled,   before  any
                  distribution  or payment is made on any date to the holders of the Common Stock or Class B Common Stock or any other stock of
                  the   Corporation   ranking   junior  to  this   Series   upon
                  liquidation,  to be paid in full an amount per whole  share of this Series  equal to the greater of (A)  $__________*/f2/  or
                  (B) the aggregate  amount  distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference  Package (such greater  amount being hereinafter  referred  to as  the  "Liquidation  Preference"), together  with  accrued  dividends  to  such  distribution  or payment  date,  whether  or not  earned or  declared.  If such payment  shall have been made in full to all holders of shares of this  Series,  the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                                    In the event the  assets of the  Corporation
                  available  for  distribution  to the holders of shares of this
                  Series upon any liquidation,  dissolution or winding up of the
                  Corporation,   whether  voluntary  or  involuntary,  shall  be
                  insufficient  to pay in full all amounts to which such holders are entitled  pursuant to the first  paragraph of this Section
                  (v),  no such  distribution  shall be made on  account  of any shares of any other class or series of Preferred Stock ranking on  a  parity  with  the  shares  of  this  Series  upon  such liquidation,  dissolution  or winding up unless  proportionate distributive amounts shall be paid on account of the shares of this Series,  ratably in proportion to the full  distributable amounts  for  which  holders  of all such  parity  shares  are respectively  entitled upon such  liquidation,  dissolution or winding up.

                                    Upon the liquidation, dissolution or winding
                  up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or Class B Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

----------------------
        /f2/*   Insert an amount equal to 10 times the Exercise  Price in effect as of the Separation Time.

                                       C-4

                                    For the  purposes of this  Section  (v), the
                  consolidation or merger of, or binding share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

                       (vi) Shares of this Series (or fractions  thereof)  shall
                  not  be  redeemable.  Shares  of  this  Series  (or  fractions
                  thereof)   shall  only  be  issued  in  connection   with  the
                  conversion of shares of Series A Participating Preferred Stock
                  (or fractions thereof) of the Corporation ("Series A Preferred
                  Stock").

                       (vii) In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation and except as otherwise required by law, each share of this Series (or fraction thereof) shall, on any matter, vote as a class with any other capital stock comprising part of the Reference
                  Package and shall have the number of votes thereon that a holder of the Reference Package (or a similar fraction thereof) would have.

                       (viii) Each one  one-thousandth of a share of this Series
                  may at any time be  converted  at the  election  of the holder thereof  into  one  one-thousandth  of a  share  of  Series  A
                  Preferred Stock. Any holder of one  one-thousandth  of a share of this  Series  may elect to  convert  any or all of such one one-thousandths  of a share at one time or at various times in such holder's discretion. Such right shall be exercised by the surrender of the certificate(s) representing the number of one one-thousandths  of a share of this Series to be  converted to the agent for the  registration  of transfer of shares of this
                  Series at its office,  or to the  Corporation at its principal executive  offices,  accompanied  by a  written  notice of the election by the holder  thereof to convert and (if so required by the transfer agent or by the Corporation) by instruments of transfer,  in form  satisfactory  to the transfer agent and to the  Corporation,  duly  executed  by such  holder or his duly
                  authorized   attorney.   The  issuance  of  a  certificate  or
                  certificates for a number of one one-thousandths of a share of
                  Series A Preferred  Stock upon  conversion  of a number of one one-thousandths  of a  share  of  this  Series  shall  be made without  charge for any stamp or other  similar tax in respect
                  of  such  issuance.   However,  if  any  such  certificate  or
                  certificates  is or are to be issued in a name other than that of the holder of the share or shares of this Series converted, the person or persons  requesting  the issuance  thereof shall pay to the transfer agent or to the  Corporation the amount of any tax which may be payable in respect of any such  transfer, or shall  establish to the  satisfaction of the transfer agent or of the Corporation that such tax has been paid. As promptly as  practicable  after  the  surrender  for  conversion  of  a certificate or certificates representing one
                                       C-5

                  one-thousandths  of a share of this  Series and the payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered  at the office of the transfer  agent to,  or  upon  the  written  order  of,  the  holder  of  such certificate or  certificates,  a certificate  or  certificates representing the number of one  one-thousandths  of a share of
                  Series A Preferred Stock issuable upon such conversion, issued in such  name  or  names  as  such  holder  may  direct.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the  surrender  of the certificate or certificates  representing one  one-thousandths of a share of this Series (if on such date the transfer  books of the Corporation shall be closed,  then immediately prior to the close of business on the first date  thereafter  that said books shall be open),  and all rights of such  holder  arising from  ownership  of one  one-thousandths  of a  share  of this
                  Series shall cease at such time,  and the person or persons in
                  whose   name  or  names  the   certificate   or   certificates
                  representing  a number  of one  one-thousandths  of a share of
                  Series A Preferred Stock are to be issued shall be treated for all purposes as having  become the record holder or holders of such  number  of one  one-thousandths  of a share of  Series A
                  Preferred  Stock at such time and shall have and may  exercise all the rights and powers appertaining thereto. No adjustments in  respect  of past  cash  dividends  shall be made  upon the conversion  of any  one  one-thousandths  of a  share  of this
                  Series; provided,  however, that if any one one-thousandths of a share of this Series  shall be converted  subsequent  to the record  date for the  payment of a cash or stock  dividend  or other  distribution on one  one-thousandths of a share of this
                  Series but prior to such  payment,  the  registered  holder of such one  one-thousandths  of a share at the close of business on such  record  date shall be entitled to receive the cash or stock  dividend  or other  distribution  payable to holders of
                  Series A Preferred Stock.  The Corporation  shall at all times reserve  and keep  available,  solely for the purpose of issue upon conversion of outstanding one  one-thousandths of a share of this Series,  such number of one one-thousandths of a share of  Series  A  Preferred  Stock  as may be  issuable  upon the conversion of all such  outstanding one  one-thousandths  of a share of this Series,  provided,  the  Corporation may deliver shares  of  Series A  Preferred  Stock  which  are held in the treasury  of the  Corporation  for shares of this Series to be converted.  If any  shares  of the  Series A  Preferred  Stock require  registration  with or  approval  of any  governmental authority under any federal or state law before such shares of the Series A Preferred  Stock may be issued  upon  conversion, the  Corporation  will cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list shares of the Series A Preferred  Stock required to be delivered  upon  conversion  prior to such  delivery  upon any national  securities  exchange  or national  market  system on which the  outstanding  shares of the Series A Preferred Stock may be listed at the time of such delivery.  All shares of the
                  Series A Preferred Stock which

                                       C-6



                 may be issued upon  conversion  of shares of this Series  will, upon issue, be fully paid and nonassessable.


                       (ix)  Immediately  upon the  automatic  conversion of all
                  outstanding  shares  of Class B Common  Stock  into  shares of
                  Common Stock pursuant to the terms of the Restated Certificate of  Incorporation  of the  Corporation,  as amended,  each one one-thousandth  of a  share  of  this  Series  which  is  then
                  outstanding  shall,   without  any  action  by  the  Board  of
                  Directors of the Corporation or the holder or holders thereof, automatically  convert  into and become for all  purposes  one share  (subject to  adjustment)  of the Common Stock,  and the provisions of this  Certificate of  Designation  which provide for different  voting or cash dividend  rights for this Series shall not be of any effect; PROVIDED, HOWEVER, if there is not a sufficient  number of shares of Common Stock  authorized and available  for  issuance to permit such  conversion,  each one one-thousandth  of a  share  of  this  Series  which  is  then
                  outstanding  shall,   without  any  action  by  the  Board  of
                  Directors of the Corporation or the holder or holders thereof, automatically  convert  into and become for all  purposes  one share  (subject to  adjustment)  of the Common  Stock on a pro rata basis to the extent  possible  given the number of shares of Common Stock that is authorized  and available for issuance and each one one-thousandth of a share of this Series which is
                  then   remaining   shall   automatically   convert   into  one
                  one-thousandth of a share of Series A Participating  Preferred
                  Stock  of  the   Company.   The  Board  of  Directors  of  the
                  Corporation  is  hereby   authorized  to  take  such  actions,
                  consistent with the Delaware  General  Corporation  Law, as it deems appropriate or advisable with respect to the replacement of certificates then outstanding  evidencing ownership of this
                  Series,  or  otherwise,  in  order to carry  into  effect  the foregoing provisions.

                  IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the_______ day of _________, _____.


                                                  _____________________________

Attest:


____________________________

                                       C-7



----------------------

FOOTNOTES:

* For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation
         Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in
         Date.

* Insert an amount equal to 10 times the Exercise Price in effect as of the Separation Time.

* For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation
         Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in
         Date.

* Insert an amount equal to 10 times the Exercise Price in effect as of the Separation Time.
